Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Disclosures Of Commitments And Contingencies [Abstract]
Commitments and contingencies
Commitments and contingencies

	December 31, 2017	December 31, 2016	December 31, 2015
	$M	$M	$M
Operating lease commitments—Group as a lessee
Minimum lease payments under operating leases recognized in the consolidated income statement	5.1	4.8	5.6

At the balance sheet date, the Group had outstanding commitments for future minimum lease payments under non-cancellable operating leases, which fall due as follows:

	December 31, 2017	December 31, 2016	December 31, 2015
	$M	$M	$M
Within one year	5.4	4.6	4.9
In two to five years	14.5	11.8	13.5
In over five years	14.5	10.7	12.4
	34.4	27.1	30.8

Operating lease payments represent rentals payable by the Group for certain of its properties and items of machinery. Leasehold land and buildings have a life between 2 and 65 years. Plant and equipment held under operating leases have an average life between 2 and 5 years. Renewal terms are included in the lease contracts.

Capital commitments
At December 31, 2017, the Group had capital expenditure commitments of $0.6 million (2016: $3.6 million and 2015: $3.1 million) for the acquisition of new plant and equipment.
Contingencies
During February 2014, a cylinder was sold to a long term customer and ruptured at one of their gas facilities. As a result of this rupture, three people were noted to have minor injuries such as loss of hearing. There was no major damage to assets of the customer. A claim has been launched by the three people who were injured in the incident and a prosecutor has been appointed. We have reviewed our quality control checks from around the time which the cylinder was produced and no instances of failures have been noted. It has also been noted by the investigator that the customer has poor quality and safety checks. As a result we do not believe that we are liable for the incident.